                                                                   EXHIBIT 10.10

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


          This Registration Rights Agreement (the "Agreement"), dated as of August 3, 1995, is entered into between The Right Start, Inc., a California corporation (the "Company") and the Purchasers (the "Initial Holders") listed in Schedule A to that certain Stock Purchase Agreement, dated as of August 3, 1995, between American Recreation Centers, Inc., a California corporation ("ARC") and the Initial Holders (the "Purchase Agreement") relating to the sale by ARC to the Initial Purchasers of an aggregate of 3,937,000 shares of the Company's common stock (the "Shares"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the equal benefit of the Initial Holders and their respective direct and indirect transferees.

          The parties hereby agree as follows:

1.   Definitions
     -----------

          As used in this Agreement, the following terms shall have the following meanings:

          Closing Date shall mean the Closing Date as defined in the Purchase
          ------------
Agreement.

          Company shall mean The Right Start, Inc., a California corporation.
          -------

          Effectiveness Date shall mean the 120th day after the Filing Date.
          ------------------

          Exchange Act shall mean the Securities Exchange Act of 1934, as
          ------------
amended, and the rules and regulations of the SEC promulgated thereunder.

          Filing Date shall mean the 45th day after the Closing Date.
          -----------

          Holder shall mean any holder of Registrable Shares.
          ------

          Initial Holders shall have the meaning set forth in the forepart of
          ---------------
this Agreement.

          Initial Shelf Registration shall have the meaning set forth in Section
          --------------------------
2 of this Agreement.

          Person shall mean an individual, trustee, corporation, partnership,
          ------
joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

          Prospectus shall mean the prospectus included in any Registration
          ----------
Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Registrable Shares shall mean the Shares originally issued to the
          ------------------
Initial Holders and at all times subsequent thereto until (i) a Registration Statement covering such Shares has been declared effective by the SEC and such Shares have been disposed of in accordance with such effective Registration Statement, (ii) such Shares are sold in compliance with Rule 144 or (iii) such Shares cease to be outstanding.

          Registration Statement shall mean any registration statement of the
          ----------------------
Company that covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Rule 144 shall mean rule 144 under the Securities Act, as such Rule
          --------
may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          Rule 415 shall mean rule 415 under the Securities Act, as such Rule
          --------
may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          SEC shall mean the Securities and Exchange Commission.
          ---

          Securities Act shall mean the Securities Act of 1933, as amended, and
          --------------
the rules and regulations of the SEC promulgated thereunder.

          Shares shall have the meaning set forth in the forepart of this
          ------
Agreement.

          Shelf Registration shall have the meaning set forth in Section 2 of
          ------------------
this Agreement.

          Subsequent Shelf Registration shall have the meaning set forth in
          -----------------------------
Section 2 of this Agreement.

          Underwritten registration or underwritten offering shall mean a
          --------------------------------------------------
registration in which securities of the Company are sold to an underwriter for reoffering to the public.

2.   Shelf Registration
     ------------------

          (a) The Company shall carefully prepare and file with the SEC as soon as practicable after the Closing Date, but in no event later than the Filing Date, a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Shares (the "Initial Shelf Registration"). The Initial Shelf Registration shall be on Form S-3 or another appropriate form permitting registration of such Registrable Shares for resale by the Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Registrable Shares to be included in the Initial Shelf Registration or any Subsequent Shelf Registration; provided that the Company may permit the inclusion of securities entitled to be included in the Initial Shelf Registration or any Subsequent Shelf Registration pursuant to registration rights in effect prior to the Closing Date. No Holder may include any of its Registrable Shares in any Shelf Registration pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 15 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration or Prospectus or preliminary prospectus included therein. Each Holder as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading. The Company shall use its best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep the Initial Shelf Registration continuously effective under the Securities Act until (i) all Registrable Shares covered by the

Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration, (ii) a Subsequent Shelf Registration covering all of the Registrable Shares has been declared effective under the Securities Act or (iii) all Registrable Shares may be sold pursuant to Rule 144(k) under the Securities Act.

          (b)  Subsequent Shelf Registrations.  If the Initial Shelf
               ------------------------------
Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time (except as provided in clauses (i), (ii) and (iii) of Section 2(a) above), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Registration Statement pursuant to Rule 415 covering all of the Registrable Shares (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Company shall use its best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Registration Statement continuously effective (except as provided in clauses (i), (ii) and (iii) of Section 2(a) above). As used herein the term "Shelf Registration" means the Initial Shelf Registration and any Subsequent Shelf Registration.

          (c)  Supplements and Amendments.  The Company shall promptly
               --------------------------
supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if requested by the holders a majority in aggregate principal amount of the Registrable Shares covered by such Registration Statement or by any underwriter of such Registrable Shares.

3.   Incidental Registration
     -----------------------

          If the Company at any time after the Closing Date proposes to register any of its equity securities (as defined in the Exchange Act) under the Securities Act (other than pursuant to a registration statement on Form S-4 or S-8, or any successor forms), whether or not for sale for its own account, and the registration form to be used may be used for the registration of the Registrable Shares, it will each time give prompt written notice to the Holders of its intention to do so and, upon the written request of any such Holder to the Company made within 15 days after the receipt of any such notice (which request shall specify the Registrable Shares intended to be disposed of by such Holder and the intended method of disposition thereof), the

Company shall use its reasonable efforts to effect the registration under the Securities Act of all Registrable Shares which the Company has been so requested to register by the Holders thereof, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Shares so to be registered, provided that:
                                            --------

               (1) if, at any time after giving written notice of its intention to register any securities and, prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, the Company shall be relieved of its obligation to register any Registrable Shares in connection with such registration (but not of its obligation to pay the registration expenses in connection therewith); and

               (2) if such registration shall be in connection with an underwritten public offering and the managing underwriters shall advise the Company in writing that in their opinion the number of Registrable Shares requested to be included in such registration exceeds the number of such securities which can be sold in such offering, the Company shall include in such registration the number (if any) of Registrable Shares so requested to be included which in the opinion of such underwriters can be sold and shall not include in such registration any securities (other than securities being sold by the Company, which shall have priority in being included in such registration and Securities entitled to be included in such registration pursuant to registration rights in effect prior to the Closing
     Date) so requested to be included other than Registrable Shares unless all Registrable Shares requested to be so included are included therein (and if in the opinion of such underwriters, some but not all of the Registrable Shares may be so included, all Holders of Registrable Shares requested to be included therein shall share pro rata in the number of shares of Registrable Shares included in such underwritten public offering on the basis of the number of Registrable Shares requested to be included therein).

4.   Registration Procedures
     -----------------------

          In connection with the registration of any Registrable Shares hereunder, the Company shall effect such registrations to permit the sale of such Registrable Shares in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall:

          (a) Prepare and file with the SEC a Registration Statement or Registration Statements as prescribed herein and to use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided that, before filing any Registration Statement or
                    --------
Prospectus or any amendments or supplements thereto, the Company shall, if requested, furnish to and afford the Holders of the Registrable Shares, one special counsel for the Holders (the "Holders Counsel") and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (at least 5 business days prior to such filing). The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document, if the Holders of a majority in aggregate principal amount of the Registrable Shares covered by such Registration Statement, the Holders Counsel, or the managing underwriters, if any, shall reasonably object.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of the securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement, but (except in the case of a Shelf Registration Statement) in no even for a period of more than six months after the Registration Statement becomes effective; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented; the Company shall be deemed not to have used its best efforts to keep a Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in the Holders of the Registrable Shares covered thereby not being able to sell such Registrable Shares during that period unless such action is required by applicable law.

          (c) Notify the Holders of Registrable Shares, the Holders Counsel and the managing underwriters, if any, promptly (but in any event within two business days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Shares the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 4(l) below cease to be true and correct, (iv) of the receipt by any of the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Shares for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and
(vi) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          (d) Use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, and, if any such order is issued, to use its best efforts to obtain the withdrawal of any such order at the earliest possible moment.

          (e) If requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Registrable Shares being sold in connection with an underwritten offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters, if any, or such Holders or counsel reasonably request to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement.

          (f) Furnish to each Holder of Registrable Shares and to the Holders Counsel and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

          (g) Deliver to each Holder of Registrable Shares, their counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this
Section 4, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Holders of Registrable Shares and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Shares covered by such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Shares, to use its best efforts to register or qualify, and to cooperate with the Holders of Registrable Shares, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or the managing underwriters, if any, reasonably request in writing as are reasonably necessary to permit the offer and sale of such Shares in such jurisdictions, provided that where Registrable Shares are offered other
                       --------
than through an underwritten offering, the Company agrees to cause its counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 4(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Shares covered by the applicable Registration Statement, provided
                                                                     --------
that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction.

          (i) Cooperate with the Holders of Registrable Shares and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold, which certificates shall not bear any restrictive legends; and enable such Registrable Shares to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may reasonably request.

          (j) Use its best efforts to cause the Registrable Shares covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Shares, except as may be required solely as a consequence of the nature of such Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

          (k) Upon the occurrence of any event contemplated by Section 4(c)(v) or 4(c)(vi) above, as promptly as practicable prepare and (subject to Section 4(a) above) file with the SEC, at the expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (l) In the event of an underwritten offering of Registrable Shares, enter into an underwriting agreement as is customary in underwritten offerings and take all such other actions as are reasonably requested by the managing underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Shares, and in such connection, (i) make such representations and warranties to the underwriters, with respect to the business of the Company and its subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof in form and substance reasonably satisfactory to the managing underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by underwriters; (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 6 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Shares covered by such Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

          (m) Make available for inspection by any Holder of such Registrable Shares being sold, any underwriter participating in any such disposition of Registrable Shares, if any, and any attorney, accountant or other agent retained by any such Holder, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the issuers and their respective subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public. Each Holder of such Registrable Shares will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public. Each Holder of such Registrable Shares will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the Records deemed confidential at their expense.

          (n) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Shares are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

          (o) Cooperate with each seller of Registrable Shares covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Shares and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

          (p) Use its best efforts to take all other steps necessary to effect the registration of the Registrable Shares covered by a Registration Statement contemplated hereby.

          Each Holder of Registrable Shares agrees by acquisition of such Registrable Shares that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(ii), 4(c)(iv), 4(c)(v), or 4(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Shares covered by such Registration Statement or Prospectus until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(k), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto.

5.   Registration Expenses
     ---------------------

          (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company, whether or not a Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of its counsel in connection with Blue Sky qualifications of the Registrable Shares and determination of the eligibility of the Registrable Shares for investment under the laws of such jurisdictions as provided in Section 4(h), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Shares and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, (iii) messenger, telephone and delivery expenses,
(iv) fees and disbursements for the Company and fees and disbursements of the Holders Counsel (subject to the provisions of Section 5(b)), (v) fees and all independent certified public accountants referred to in Section 4(l)(iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) the fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 2 of Schedule E to the By-laws of the National Association of Securities Dealers, Inc., (vii) Securities Act liability insurance, if the Company desires such insurance,
(viii) fees and expenses of all other Persons retained by the Company, (ix) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (x) the expense of any annual audit, (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange and (xii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement. Notwithstanding the foregoing, the Company shall not be liable for any underwriting discounts or commissions incident to the sale of any Registrable Shares pursuant to this Agreement.

          (b) In connection with any registration hereunder, the Company shall reimburse the Holders of the Registrable Shares being registered in such registration for the reasonable fees and disbursements of the Holders Counsel (in addition to appropriate local counsel) chosen by the Holders of a majority in aggregate principal amount of the Registrable Shares to be included in such Registration Statement and other out-of-pocket expenses of the Holders of Registrable Shares incurred in connection with the registration of the Registrable Shares.

6.   Indemnification
     ---------------

          (a) The Company will indemnify and hold harmless each Holder of Registrable Shares, the directors, officers, employees and agents of each Person, and each Person, if any, who controls any such Person within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each a "Participant") from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any amendment or supplement thereto or any preliminary prospectus or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, provided that a Participant will not be entitled to any such indemnification hereunder to the extent that such loss, claim, liability, expense or damage arises from and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to such Participant furnished in writing to the Company by such Participant expressly for inclusion therein.

          (b) Each Participant will indemnify and hold harmless the Company, each Person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company to the same extent as the foregoing indemnity from the Company to each Participant, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to such Participant furnished in writing to the Company by such Participant expressly for use in any Registration Statement or Prospectus or any amendment or supplement thereto or any preliminary prospectus. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Shares giving rise to such obligations.

          (c) Any party that proposes to assert the right to be indemnified under this Section 6 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless
(1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or any Participant, the Company and each Participant will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from Persons other than a Participant, such as Persons who control the Company within the meaning of the Act, officers of the Company and directors of the Company, who also may be liable for contribution) to which the Company and each Participant may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and each Participant on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or a Participant, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Participant shall agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purpose of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 6(d), a Participant shall not be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Shares exceeds the amount of any damages that such Participant has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(d), any Person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d).
No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

          (e)  The indemnity and contribution agreements contained in this
Section 6 will be in addition to any liability which the indemnifying Persons may otherwise have to the indemnified Persons referred to above.

7.   Rule 144
     --------

          The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Shares, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Act. The Company further covenants that it will take such further action as any Holder of Registrable Shares may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC.

8.   Underwritten Registrations
     --------------------------

          If any of the Registrable Shares are to be sold in an underwritten offering (other than an incidental registration pursuant to Section 3 hereof), the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Shares included in such offering and reasonably acceptable to the Company.

          No Holder of Registrable Shares may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Shares on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

9.   Miscellaneous
     -------------

          (a) Remedies.  In the event of a breach by the Company of any of its
              --------
obligations under this Agreement, each Holder of Registrable Shares, in addition to being entitled to exercise all rights provided herein or, in the case of the Initial Holders, in the Purchase Agreement or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b) No Inconsistent Agreements.  The Company has not, as of the date
              --------------------------
hereof, and the Company shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Shares in this Agreement or otherwise conflicts with the provisions hereof.

          (c) Adjustments Affecting Registrable Shares.  The Company shall not,
              ----------------------------------------
directly or indirectly, take any action with respect to the Shares as a class that would adversely affect the ability of the Holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement.

          (d) Amendments and Waivers.  The provisions of this Agreement,
              ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority of the then outstanding Registrable Shares. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Shares whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Shares may be given by Holders of at least a majority of the Registrable Shares being sold by such Holders pursuant to such Registration Statement, provided that the
                                                      --------
provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (e) Notices.  All notices and other communications provided for or
              -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

          (i) if to an Initial Holder, at the address set forth below such Initial Holder's signature on the signature pages attached hereto;

          (ii) if to a Holder of Registrable Shares, at the most current address given by such Holder to the Company; and

          (iii) if to the Company, at:

          The Right Start, Inc.
          5334 Sterling Center Drive
          Westlake Village, CA  91361
          Telecopy No.:  (818) 707-7132
          Attention:  Mr. Lenny R. Targon

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if telecopied.

          (f) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Shares; provided, that, with respect to the indemnity and contribution agreements in Section 6, each Holder of Registrable Shares subsequent to the Initial Holders shall be bound by the terms thereof if
(i) such Holder elects to include Registrable Shares in a Registration Statement and (ii) such Holder is advised expressly by the Company of the provisions contained in Section 6 and that such Holder's election to include Registrable Shares shall be deemed such Holder's agreement to be bound by such provisions.

          (g) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (i) Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          (j) Severability.  If any term, provision, covenant or restriction of
              ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (k) Entire Agreement.  This Agreement, together with the Purchase
              ----------------
Agreement, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              THE RIGHT START, INC.



                              By:________________________________
                                 Lenny M. Targon
                                 Chief Executive Officer


                              THE INITIAL HOLDERS:

                              Arbco Associates, L.P.
                              Kayne, Anderson Non-Traditional
                              Investments, L.P.
                              Opportunity Associates, L.P.
                              Offense Group Associates, L.P.

                              By:   KAIM Non-Traditional, L.P.,
                                    its General Partner

                              By:   Kayne, Anderson Investment
                                    Management, Inc., its General Partner


                              By:   _____________________________
                                    Jerry R. Welch
                                    Senior Vice President

                              Address:

                              c/o Kayne Anderson Investment
                              Management, Inc.
                              1800 Avenue of the Stars
                              Los Angeles, CA  90067
                              Telecopy No.:  (310) 203-8348
                              Attention:  Mr. Jerry R. Welch

                              __________________________________
                              Albert O. Nicholas

                              Address:

                              Nicholas Co., Inc.
                              700 North Water Street
                              Milwaukee, WI  53202
                              Telecopy No.: (414) 272-4650



                              __________________________________
                              Fred Kayne

                              Address:

                              Fortune Fashions
                              6501 Flotilla Street
                              Commerce, CA  90040
                              Telecopy No.: (213) 721-0718



                              PRIMERICA LIFE INSURANCE COMPANY



                              By:   _____________________________
                                    Name:
                                    Title:

                              Address:

                              388 Greenwich Street
                              New York, NY  10013
                              Telecopy No.: (212) 816-3204
                              Attn: Harvey Eisen